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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 4, 1997

                       Advanta Mortgage Loan Trust 1997-4

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             (Exact name of registrant as specified in its charter)

----------------------------         ------------          --------------------
          New York                    333-37107            Application Pending
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

                                                           --------------------

c/o Advanta Mortgage Conduit                                       92127
       Services, Inc.                                            (Zip Code)
 Attention: Milton Riseman
 16875 West Bernardo Drive
   San Diego, California
   (Address of Principal
     Executive Offices)

        Registrant's telephone number, including area code (619) 674-1800
                                                           --------------

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          (Former name or former address, if changed since last report)

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         Item 5.  Other Events

              In connection with the offering of Advanta Mortgage Loan Trust
1997-4 Mortgage Loan Asset-Backed Certificates, Series 1997-4, described in a
Prospectus Supplement dated as of December 4, 1997, certain "Computational
Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action
Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational
Materials").

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANTA MORTGAGE LOAN TRUST 1997-4

                                    By: Advanta Mortgage Conduit Services,
                                        Inc., as Sponsor

                                        By: /s/ Mark T. Dunsheath
                                           ------------------------
                                           Name:  Mark T. Dunsheath
                                           Title: Vice President

Dated:  December 5, 1997


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                                  EXHIBIT INDEX

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
EXHIBIT NO.                  DESCRIPTION                                 PAGE NO.
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
99.1                         Related Computational                         5
                             Materials (as defined
                             in Item 5 above).